                                                                   EXHIBIT 23.11

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-4 of Golden Sky DBS, Inc. of which this Exhibit forms a part.



/s/ Summers, McNea & Company, P.C.

Billings, Montana

June 14, 1999